U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2003

AMEDISYS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of

Incorporation or Organization)

0-24260	11-3131700
(Commission File Number)	(I.R.S. Employer Identification No.)

11100 Mead Road, Suite 300, Baton Rouge, LA 70816

(Address of principal executive offices including zip code)

(225) 292-2031

(Registrant’s telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibit No.

	32.1 (i)	Certification of William F. Borne, Chief Executive Officer

	32.2 (i)	Certification of Gregory H. Browne, Chief Financial Officer

	99.1 (i)	Press Release dated August 12, 2003 announcing the Company’s second quarter 2003 operating results

(i) Filed herewith.

ITEM 9.    REGULATION FD DISCLOSURE

On August 12, 2003, Amedisys, Inc., “the Company”, issued a press release attached hereto as Exhibit 99.1 releasing second quarter 2003 operating results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Gregory H. Browne

Gregory H. Browne
Chief Financial Officer

DATE: August 12, 2003